                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 14, 2002



                                  MEDIACOM LLC

                          MEDIACOM CAPITAL CORPORATION
            (Exact name of Registrants as specified in their charter)

           New York                          333-57285-01                  06-1433421
           New York                           333-57285                    06-1513997
(State or other jurisdiction of        (Commission File Number)           (IRS Employer
incorporation or organization)                                         Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)



                  Registrants' telephone number: (845) 695-2600

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Item 9.    Regulation FD Disclosure.

(a)  Certification of Quarterly Report by Chief Executive Officer of
     Mediacom LLC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom LLC (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rocco B. Commisso, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002                        BY:    /S/ ROCCO B. COMMISSO
                                              --------------------------------
                                              Rocco B. Commisso
                                              Chief Executive Officer


(b) Certification of Quarterly Report by Chief Executive Officer of Mediacom Capital Corporation.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom Capital Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rocco B. Commisso, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002                        BY:   /S/ ROCCO B. COMMISSO
                                             ---------------------------------
                                             Rocco B. Commisso
                                             Chief Executive Officer

(c)  Certification of Quarterly Report by Chief Financial Officer of Mediacom
     LLC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom LLC (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Stephan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002                        BY:   /S/ MARK E. STEPHAN
                                             ---------------------------------
                                             Mark E. Stephan
                                             Chief Financial Officer


(d) Certification of Quarterly Report by Chief Financial Officer of Mediacom Capital Corporation.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom Capital Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Stephan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002                        BY:   /S/ MARK E. STEPHAN
                                             ---------------------------------
                                             Mark E. Stephan
                                             Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Mediacom LLC
                                 (Registrant)



Date: August 14, 2002           By:   /s/ Mark Stephan
                                      ---------------------------------
                                      Mark Stephan
                                      Senior Vice President and
                                        Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Mediacom Capital Corporation
                                 (Registrant)

Date: August 14, 2002            By:   /s/ Mark Stephan
                                      ---------------------------------
                                      Mark Stephan
                                      Treasurer and Secretary